UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 19, 2009

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 19, 2009, Philip R. Johnson, Vice President, Human Resources of Asbury Automotive Group, Inc. (the “Company”), entered into a sales plan (the “Plan”) pursuant to Rule 10b5-1 of the Exchange Act. Commencing on September 19, 2009, Mr. Johnson’s broker may sell up to 15,517 shares of the Company’s common stock at specified minimum market prices through June 4, 2010, upon the exercise of options granted to Mr. Johnson on June 5, 2000, that expire on June 5, 2010. The Plan terminates on June 4, 2010, unless terminated at an earlier date in accordance with its terms.

Specific sales transactions under the Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: August 25, 2009	By:	/s/ Charles R. Oglesby
	Name:	Charles R. Oglesby
	Title:	President and Chief Executive Officer